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                                                                      Exhibit 22

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 19, 1997

     TO THE STOCKHOLDERS OF CITIZENS FINANCIAL CORP.:

     Notice is hereby given that the Annual Meeting of Stockholders of Citizens Financial Corp. will be held in the lobby of the Citizens National Bank of Elkins, 211-213 Third Street, Elkins, West Virginia, on Saturday, April 19, 1997, at 11:00 A.M., for the purpose of voting on the following matters:

          1.  To fix the maximum number of Directors at nine (9).

          2. To elect two (2) Directors to serve a full three year term expiring in 2000. The nominees are: Robert N. Alday; and Cyrus
              K. Kump.

              In addition to the foregoing nominees, the following seven (7) persons presently are serving as members of the Board of Directors, for terms to expire in the year indicated for each member: Max L. Armentrout (1999); Virginia C. Chabut (1998); Carlo DeMotto (1998); Raymond L. Fair (1999); John F. Harris
              (1999); Emery Thompson, Jr. (1998); and L. T. Williams (1999).

          3. To conduct such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record as of the close of business on March 7, 1997 are entitled to notice and to vote at the meeting.

     I urge you to sign and date the enclosed proxy and return it at once in the enclosed envelope. Proxies may be revoked at any time prior to the voting thereof.

     By order of the Board of Directors.

                                         Leesa M. Harris
                                         Secretary

     March 7, 1997


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                                                            Exhibit 22

                                     PROXY

                            CITIZENS FINANCIAL CORP.
           ANNUAL MEETING OF STOCKHOLDERS - SATURDAY, APRIL 19, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                          OF CITIZENS FINANCIAL CORP.

          Mary Perchan, Nathaniel G. Jackson, and Harriet E. Shaw, or any of them, each with all the powers and discretion the undersigned would have if personally present, are hereby appointed to represent the undersigned, with full power of substitution, at the Annual Meeting of Stockholders of Citizens Financial Corp. to be held on April 19, 1997 (including any adjournments or postponements thereof), and to vote all shares of stock of Citizens Financial Corp. which the undersigned is entitled to vote on all matters that properly come before the meeting, subject to any directions indicated in the boxes below.

     This Proxy shall be voted as follows (MANAGEMENT RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING):

     1.  FIX THE MAXIMUM NUMBER OF DIRECTORS AT NINE (9)
                  ___ FOR  ___ AGAINST     ___ ABSTAIN

     2. ELECTION OF TWO (2) CLASS 3 DIRECTORS (To serve three-year terms until the Annual Meeting of Stockholders to be held in April, 2000)
       ___ FOR ALL NOMINEES LISTED BELOW ___  AGAINST ALL NOMINEES LISTED BELOW

     (INSTRUCTION: To vote against any individual nominee, strike a line through the nominee's name in the list below)

                              Robert N. Alday
                              Cyrus K. Kump

     3. In the discretion of the Proxy representatives, to vote with respect to other matters that may come before the meeting or any adjournment thereof.

     THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED, IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED IN THE BOXES PROVIDED, THE REPRESENTATIVES WELL VOTE "FOR" THE ABOVE LISTED PROPOSALS.

     DATED this ______ day of _________________, 1997 (Please date this Proxy).

---------------------------------------------
            Signature of Registered Owner

---------------------------------------------
            Signature of Registered Owner
                                                 Number of Shares Held:  _______

          When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


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